March 23, 2000


                                 The Emerging Markets
                                 Income Fund Inc

Dear Shareholders:

We are pleased to provide this semi-annual report for the The Emerging Markets Income Fund Inc. ("the Fund") as of February 29, 2000. Included in this report is an analysis of the Fund's performance versus the benchmark and its peer group, a commentary on the emerging debt markets, a statement of the Fund's investments as of February 29, 2000 and financial statements for the six months ended February 29, 2000.

During the six months ended February 29, 2000, the net asset value of the Fund increased from $11.16 per share at August 31, 1999 to $13.45 per share at February 29, 2000. Dividends of $0.825 per share from net investment income were paid during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the total rate of return for the six-month period ended February 29, 2000 was 29.23%. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")*, a standard measure of return for the emerging markets debt, returned 21.56% for the same time period.

As of February 29, 2000, the Fund, as a percentage of total investments, was 100% invested in securities of emerging market issuers, including obligations of sovereign governments and companies.

EMERGING MARKETS DEBT SECURITIES

Emerging markets debt returned 21.56% for the six months ended February 29, 2000 as measured by the EMBI+. The market performed well in a relatively difficult fixed-income environment. During the same time period, the Salomon Smith Barney Broad Investment Grade Index** returned 1.93%. Market returns were dominated by Russia, Bulgaria, Peru, Brazil and Venezuela during the reporting period.

The U.S. Federal Reserve Board ("Fed") raised interest rates by 50 basis points during the past six months of the Fund's fiscal year in response to the ongoing strength of the U.S. economy. (A basis point is .01% or one one-hundredth of a percent.) The process of anticipating these two 25-basis point rate increases has influenced bond market investors worldwide. The Fed's aggressive approach has increased the bond market's focus on the U.S. economy and the outlook for increases in rates.

When viewed in the context of this relatively difficult fixed-income environment, the performance of emerging markets debt has been particularly strong. Investors have been attracted by the high yields available in the market and reassured by the improving economic performance of a number of key countries. The highlights of the past six months are described below:

 *The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

**The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securties.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

RUSSIA. Russia was the best-performing country in the Index over the past six months, returning 67.06%. The country continues to work with the International Monetary Fund ("IMF") on an expanded financing package. Spokesmen for the IMF indicated pleasant surprise at the status of Russia's macroeconomic reforms. Russia reached agreement with the London Club of Creditors of the Government of the Russian Federation on restructuring defaulted Soviet-era debt. (The London Club is the official group of creditors lending to emerging market governments.) The agreement appears to be quite favorable to the Russians and broadens their alternatives for financing sources in the future. On the political front, President Yeltsin resigned and appointed Prime Minister Putin to the position of acting President. President Putin, the prohibitive favorite, was elected President on the first ballot of the March 26, 2000 election.

BULGARIA. Bulgaria returned 26.32% during the past six months. The local economy continues to recover from the impact of the Kosovo crisis as regional trade has rebounded. In addition, the country enjoys the support of multilateral agencies and Western governments for its disciplined approach to dealing with its economic problems.We continue to hold an overweight position in Bulgaria.

BRAZIL. Brazil's recovery from the effects of its January currency devaluation continues to be impressive. Brazil has continued to exceed the fiscal targets outlined in its IMF agreement. In addition, unemployment and inflation levels have exceeded projections and underscore the progress Brazil is making in reforming its economy. Brazil continues to have an ambitious structural reform agenda, which includes changes to the taxation and social security schemes. Despite recent political noise, the working relationship between the administration and Congress remains intact and we expect further positive developments on these important initiatives in 2000.Brazil returned 25.81% in the six months ended February 29, 2000.

PERU. Economic growth has rebounded in Peru, leading to very strong performance over the past six months. Peruvian debt has returned 26.21% over this period as economic growth has combined with heightened interest in the political scene leading up to this year's presidential election.

VENEZUELA. Venezuela's Constituent Assembly completed the draft of the new Constitution. The Constitution calls for national elections that are scheduled for May 28, 2000. We expect the new Constitution to be ratified by the voters and President Chavez to win reelection. Oil price strength improved Venezuela's credit quality throughout 1999. Venezuela returned 23.10% during the past six months of the Fund's fiscal year. We continue to overweight Venezuela for several reasons: Venezuela's financing needs in 2000 are relatively limited; oil prices remain substantially above budgeted levels; and Venezuelan spreads are at particularly wide levels given its level of credit quality.

OUTLOOK

Our outlook for emerging markets debt is positive based upon the current spread level of approximately 800 basis points over Treasuries. Economic growth in Asia combined with a rebound in GDP growth in many Latin American countries points to an improving macroeconomic environment for emerging countries. In addition, volatility has declined sharply in the emerging debt markets. Volatility over the past six months has been approximately 8%, substantially below the long-term historical level of 15%.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


ANNUAL SHAREHOLDERS MEETING

The Fund held its annual shareholders meeting on February 24, 2000. At the meeting, shareholders approved a new advisory agreement with PIMCO Advisors L.P., elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting.

1. APPROVAL OF NEW ADVISORY AGREEMENT BETWEEN PIMCO ADVISORS L.P. AND THE FUND
      VOTES FOR              VOTES AGAINST              VOTES ABSTAINED
      ---------               ------------              ---------------
      3,697,840                  36,955                     70,659

2. ELECTION OF DIRECTORS

      NOMINEES                VOTES FOR                  VOTES AGAINST
      ---------               ---------                  ------------
      Heath B. McLendon       3,748,420                     57,035
      Leslie H. Gelb          3,746,486                     58,969

3. RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE FUND

      VOTES FOR               VOTES AGAINST              VOTES ABSTAINED
      ---------               ------------               ---------------
      3,737,374                  20,976                      47,105

                                 * * *
In a continuing effort to provide timely information concerning The
Emerging Markets Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Emerging Markets Income Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Co-Chairman of the Board

/s/William D. Cvengros
William D. Cvengros
Co-Chairman of the Board

/s/Peter J. Wilby
Peter J. Wilby
Executive Vice President

/s/James E. Craige
James E. Craige
Executive Vice President

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Statement of Investments (unaudited)
February 29, 2000

     PRINCIPAL
     AMOUNT (a)    Bonds+ -- 90.6%                                                 VALUE
-----------------------------------------------------------------------------------------

                  ARGENTINA -- 6.5%
                  Republic of Argentina:
Peso   250,000      8.750% due 7/10/02 ....................................   $   228,283
       500,000      14.250% due 11/30/02*..................................       495,000
Peso 1,500,000      11.750% due 2/12/07....................................     1,400,835
Peso 2,077,736      BOCON, Pro 1, 2.8656% due 4/1/07*......................     1,497,233
       750,000      Structured Note, 11.786% due 4/10/05*(b)...............       705,000
                                                                              -----------
                                                                                4,326,351
                                                                              -----------
                  BRAZIL -- 15.0%
     1,000,000    Companhia Energetica De Sao Paulo, 9.125% due 6/26/07*...       970,000
                  Federal Republic of Brazil:
     2,995,000      14.500% due 10/15/09...................................     3,237,595
       530,000      12.750% due 1/15/20....................................       520,063
       702,000      12.250% due 3/6/30.....................................       666,724
       847,983      Capitalization (C) Bond, 8.000% due 4/15/14(c).........       626,977
     1,400,000      DCB, Series L, 7.000% due 4/15/12*.....................     1,043,000
       500,000      FRB, Series L, 5.000% due 4/15/09*.....................       382,500
     1,373,663      MYDFA Trust Certificates, 6.250% due 9/15/07*..........     1,138,423
     1,700,000      NMB, Series L, 7.000% due 4/15/09*.....................     1,411,000
                                                                              -----------
                                                                                9,996,282
                                                                              -----------
                  BULGARIA -- 3.9%
                  Republic of Bulgaria:
     3,000,000      FLIRB, Series A, 2.750% due 7/28/12*...................     2,250,000
       450,000      IAB, 7.0625% due 7/28/11*..............................       371,812
                                                                              -----------
                                                                                2,621,812
                                                                              -----------
                  COLOMBIA -- 4.9%
                  Republic of Colombia:
     2,500,000      10.875% due 3/9/04.....................................     2,500,000
       800,000      11.218% due 8/13/05*...................................       778,000
                                                                              -----------
                                                                                3,278,000
                                                                              -----------
                  COSTA RICA -- 2.9%
     2,000,000    Costa Rica, Principal Bond, Series A, 6.250% due 5/21/10      1,930,000
                                                                              -----------

                  CROATIA -- 3.4%
     2,386,363    Republic of Croatia, FRN, 7.0625% due 7/31/10*...........     2,240,198
                                                                              -----------

                  ECUADOR -- 1.5%
     2,350,000    Republic of Ecuador, Discount Bond due 2/28/25*(d)(e)....       959,094
                                                                              -----------


                 See accompanying notes to financial statements.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

February 29, 2000

    PRINCIPAL
    AMOUNT (a)    Bonds+ -- 90.6% (continued)                                                VALUE
-------------------------------------------------------------------------------------------------------------------

                  INDONESIA -- 2.9%
     1,000,000    APP International Finance Company B.V., 11.750% due 10/1/05..........  $   847,500
     1,500,000    Tjiwi Kimia International Finance Company B.V., 10.000% due 8/1/04...    1,068,750
                                                                                         -----------
                                                                                           1,916,250
                                                                                         -----------
                  IVORY COAST -- 1.0%
                  Republic of Ivory Coast:
       375,000      2.000% due 3/29/18*................................................       71,250
     2,107,000      FLIRB, 2.000% due 3/29/18*,#.......................................      400,330
       921,113      PDI Bond, 2.000% due 3/29/18*,#...................................       216,461
                                                                                          ----------
                                                                                             688,041
                                                                                         -----------
                  JAMAICA -- 0.5%
       350,000    Government of Jamaica, 10.875% due 6/10/05...........................      336,875
                                                                                         -----------
                  MEXICO -- 14.0%
     1,000,000    Grupo Industrial Durango, 12.000% due 7/15/01........................    1,015,000
     1,000,000    Hylsa S.A. de C.V., 9.250% due 9/15/07...............................      927,500
       250,000    Petroleos Mexicanos, 9.250% due 3/30/18..............................      245,313
     5,959,000    United Mexican States, 11.375% due 9/15/16...........................    7,087,515
                                                                                         -----------
                                                                                           9,275,328
                                                                                         -----------
                  PANAMA -- 2.4%
                  Republic of Panama:
       300,000      9.375% due 4/1/29..................................................      288,375
     1,650,000      IRB, 4.250% due 7/17/14*...........................................    1,310,719
                                                                                         -----------
                                                                                           1,599,094
                                                                                         -----------
                  PERU -- 3.7%
     3,500,000    Republic of Peru, PDI Bond, 4.50% due 3/7/17*........................    2,452,187
                                                                                         -----------

                  PHILIPPINES -- 1.9%
     1,300,000    Republic of the Philippines, 9.875% due 1/15/19......................    1,251,250
                                                                                         -----------

                  POLAND -- 1.6%
                  Republic of Poland:
     1,000,000      PDI Bond, 6.000% due 10/27/14*.....................................      888,750
       250,000      Par Bond, 3.500% due 10/27/24*.....................................      156,641
                                                                                         -----------
                                                                                           1,045,391
                                                                                         -----------

                 See accompanying notes to financial statements.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

February 29, 2000

    PRINCIPAL
    AMOUNT (a)    Bonds+ -- 90.6% (concluded)                                                VALUE
----------------------------------------------------------------------------------------------------
                  RUSSIA -- 11.9%
                  Russian Government:
     1,400,000      11.750% due 6/10/03................................................  $ 1,204,000
     6,175,000      12.750% due 6/24/28................................................    4,824,219
     8,000,000      IAN due 12/15/20(d)(e).............................................    1,905,000
                                                                                         -----------
                                                                                           7,933,219
                                                                                         -----------
                  URUGUAY -- 1.1%
       736,842      Uruguay, DCB, Series B, 7.0625% due 2/18/07*.......................      714,736
                                                                                         -----------

                  VENEZUELA -- 11.5%
                  Republic of Venezuela:
     3,400,000      13.625% due 8/15/18................................................    3,170,500
     2,675,000      9.250% due 9/15/27.................................................    1,812,313
     3,214,279      FLIRB, Series A, 6.875% due 3/31/07*...............................    2,683,923
                                                                                          ----------
                                                                                           7,666,736
                                                                                         -----------
                  TOTAL BONDS (cost -- $56,283,408)....................................   60,230,844
                                                                                         -----------


                  LOAN PARTICIPATIONS+, ++ -- 9.4%
----------------------------------------------------------------------------------------------------

                  The People's Democratic Republic of Algeria:
        181,818     Tranche A, 6.8125% due 3/4/00* (Chase Manhattan Bank)..............      181,818
      1,090,908     Tranche 1, 6.8125% due 9/4/06* (Chase Manhattan Bank)..............      856,363
      2,350,000     Tranche 3, 7.500% due 3/4/10* (Chase Manhattan Bank)...............    1,739,000
         83,304   Government of Jamaica, Tranche A, 7.000%
                   due 10/15/00* (Chase Manhattan Bank................................        78,306
      1,450,000   Russian Government, Principal Loan, due 12/15/20(d)(e) (J.P. Morgan).      344,375
                  Kingdom of Morocco:
Yen 118,870,649     Tranche A, 3.0175% due 1/1/09* (Goldman Sachs).....................      881,645
      2,325,000     Tranche A, 6.84375% due 1/1/09* (J.P. Morgan)......................    2,182,594
                                                                                         -----------
                  TOTAL LOAN PARTICIPATIONS (cost -- $5,493,197).......................    6,264,101
                                                                                         -----------
                  TOTAL INVESTMENTS -- 100.0% (Cost -- $61,776,605**)..................  $66,494,945
                                                                                         ===========


                 See accompanying notes to financial statements.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Statement of Investments (unaudited) (concluded)
February 29, 2000

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT FEBRUARY 29, 2000:

              CONTRACTS        IN EXCHANGE     CONTRACTS AT        DELIVERY        UNREALIZED
             TO DELIVER            FOR             VALUE             DATE         APPRECIATION
           --------------     ------------    --------------       --------       ------------
Sale. . . Yen 115,500,000    US $1,144,698     US $1,051,930        3/7/00           $92,768


-----------
   (a)Principal denominated in U.S. dollars unless otherwise indicated.
   (b)Coupon rate is derived from a formula based on the yields of other Argentina Global bonds.
   (c)Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
   (d)Security is currently in default.
   (e)Non-income producing security.
     *Rate shown reflects rate in effect at February 29, 2000 on instrument with variable rates or step coupon rates.
    **Aggregate cost for federal income tax purposes is substantially the same.
     +Security is segregated as collateral pursuant to a loan agreement. See
      Note 4.
    ++Participation interests were acquired through the financial institutions indicated parenthetically. See Note 5.
     #Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

   Abbreviations used in this statement:
   BOCON    - Bonos De Consolidacion.
   DCB      - Debt Conversion Bond.
   FLIRB    - Front Loaded Interest Reduction Bond.
   FRB      - Floating Rate Bond.
   FRN      - Floating Rate Note.
   IAB      - Interest Arrears Bond.
   IAN      - Interest Arrears Note.
   IRB      - Interest Reduction Bond.
   MYDFA    - Multi Year Depository Facility Agreement.
   NMB      - New Money Bond.
   PDI      - Past Due Interest.
   Peso     - Argentina Peso.
   Yen      - Japanese Yen.


                 See accompanying notes to financial statements.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


Statement of Assets and Liabilities
February 29, 2000 (unaudited)

Assets
  Investments, at value (cost -- $61,776,605)........................................    $66,494,945
  Cash...............................................................................        654,430
  Receivable for securities sold.....................................................      5,778,246
  Interest receivable................................................................      1,800,817
  Net unrealized appreciation on forward foreign currency contracts..................         92,768
  Prepaid expenses...................................................................         15,109
                                                                                         -----------
  Total Assets.......................................................................     74,836,315
                                                                                         -----------

Liabilities

  Loan payable (Note 4)..............................................................     20,000,000
  Payable for securities purchased...................................................        654,959
  Accrued interest expense on loan...................................................         36,225
  Accrued management fee (Note 2)....................................................         29,189
  Accrued advisory fee (Note 2)......................................................         20,850
  Other accrued expenses.............................................................        123,338
                                                                                         -----------
  Total Liabilities..................................................................     20,864,561
                                                                                          ----------
  Net Assets.........................................................................    $53,971,754
                                                                                         ===========
Net Assets

  Common Stock ($0.001 par value, authorized
  100,000,000; 4,012,553 shares outstanding).........................................    $     4,013
  Additional paid-in capital.........................................................     55,583,099
  Distribution in excess of net investment income....................................       (175,595)
  Accumulated net realized loss on investments.......................................     (6,250,418)
  Net unrealized appreciation on investments and foreign currency....................      4,810,655
                                                                                         -----------
  Net Assets.........................................................................    $53,971,754
                                                                                         ===========

Net Asset Value Per Share ($53,971,754 / 4,012,553 shares)...........................         $13.45
                                                                                         ===========







                 See accompanying notes to financial statements.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Statement of Operations
For the Six Months Ended February 29, 2000 (unaudited)

INCOME
  Interest (includes discount accretion of $940,169).................................     $ 4,301,097

EXPENSES
  Interest on loan.....................................................      $773,370
  Management fee.......................................................       169,435
  Advisory fee.........................................................       121,025
  Custodian............................................................        34,762
  Audit and tax services...............................................        28,756
  Legal................................................................        19,838
  Directors' fees and expenses.........................................        16,926
  Printing.............................................................        13,923
  Transfer agent expenses..............................................        11,466
  Listing fees.........................................................         9,025
  Other...............................................................          7,419       1,205,945
                                                                            ---------     -----------
Net Investment Income................................................................       3,095,152
                                                                                          -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net Realized Gain (Loss) on:
    Investments......................................................................         430,431
    Foreign currency transactions....................................................        (103,983)
                                                                                          -----------
                                                                                              326,448
                                                                                          -----------

  Net Change in Unrealized Appreciation on:
   Investments.......................................................................       8,911,775
   Foreign currency contracts and other assets and liabilities
    denominated in foreign currencies................................................         141,157
                                                                                          -----------
                                                                                            9,052,932
                                                                                          -----------
Net Gain on Investments and Foreign Currency Transactions............................       9,379,380
                                                                                          -----------
Net Increase in Net Assets From Operations...........................................     $12,474,532
                                                                                          ===========


                 See accompanying notes to financial statements.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


Statement of Changes in Net Assets
For the Six Months Ended February 29, 2000 (unaudited) and the Year Ended August 31, 1999

                                                                                    FEBRUARY 29,         AUGUST 31,
                                                                                       2000                1999
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income.............................................                 $ 3,095,152        $ 7,379,598
  Net realized gain (loss) on investments and foreign currency transactions              326,448         (5,902,137)
  Net change in unrealized appreciation.............................                   9,052,932         20,445,925
                                                                                     -----------        -----------
  Net Increase in Net Assets From Operations........................                  12,474,532         21,923,386
                                                                                     -----------        -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income........................................                  (3,295,493)        (9,246,330)
  From capital......................................................                       --               (96,730)
                                                                                     -----------        -----------
    Decrease in Net Assets From
    Dividends and Distributions to Shareholders.....................                  (3,295,493)        (9,343,060)
                                                                                     -----------        -----------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares issued in reinvestment of dividends
    (36,033 and 208,092 shares issued).............................                      416,123          2,273,673
                                                                                     -----------        -----------
Total Increase (Decrease) in Net Assets.............................                   9,595,162         14,853,999
                                                                                     -----------        -----------

NET ASSETS
  Beginning of period...............................................                  44,376,592         29,522,593
                                                                                     -----------        -----------
  End of period (includes distribution in excess of net investment income and undistributed net investment of $175,595 and $24,746,
    respectively)...................................................                 $53,971,754        $44,376,592
                                                                                     ===========        ===========

STATEMENT OF CASH FLOWS
For the Six Months Ended February 29, 2000 (unaudited)

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Purchases of securities............................................................                  $(38,608,634)
  Net sales of short-term investments................................................                       371,000
  Proceeds from sales of securities and principal paydowns...........................                    40,094,309
                                                                                                       ------------
                                                                                                          1,856,675

  Net investment income..............................................................                     3,095,152
Adjustments to reconcile net investment income to net cash provided by operating activities:
  Accretion of discount on investments...............................................                      (940,169)
  Interest on payment-in-kind bonds..................................................                       (62,436)
  Net change in receivables/payables related to operations...........................                      (342,194)
                                                                                                       ------------
  Net Cash Provided by Operating Activities..........................................                     3,607,028
                                                                                                       ------------

Cash Flows Used by Financing Activities:
  Proceeds from shares issued in reinvestment of dividends...........................                       416,123
  Dividends and distributions paid...................................................                    (3,295,493)
                                                                                                       ------------
  Net Cash Used by Financing Activities..............................................                    (2,879,370)
                                                                                                       ------------

Net Increase in Cash.................................................................                       727,658
Due to Custodian at Beginning of Period..............................................                       (73,228)
                                                                                                       ------------
Cash at End of Period................................................................                  $    654,430
                                                                                                       ============

                 See accompanying notes to financial statements.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Notes to Financial Statements (unaudited)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Emerging Markets Income Fund Inc (the "Fund") was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging market countries. As a secondary objective, the Fund seeks capital appreciation.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) FEDERAL INCOME TAXES. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (f) DISTRIBUTION OF INCOME AND GAINS. The Fund declares and pays dividends to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (g) FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked-to-market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

     (h) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

     expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

     (i) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the six months ended February 29, 2000, the Fund paid interest expense of $773,540.

2.   MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

     The Fund has entered into a management agreement with Salomon Brothers Asset Management Inc (the "Investment Manager"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The Investment Manager is responsible for the day-to-day management of the Fund's investment portfolio as well as providing certain clerical services relating to the Fund's operations, maintenance of the Fund's records, preparation of reports and supervision of the Fund's arrangements with its custodian and transfer and dividend paying agent. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

     The Fund has also entered into an investment advisory agreement with PIMCO Advisors L.P. (the "Investment Adviser") to provide financial, economic and political advice concerning emerging market countries and also, as appropriate, to be involved in aiding the process of emerging market country selection. The advisory fee for these services is payable monthly at an annual rate of 0.50% of the Fund's average weekly net assets. The investment advisory agreement was transferred to the Investment Adviser on November 2, 1999 from Value Advisors LLC, its wholly owned subsidiary.

     At February 29, 2000, the Investment Manager owned 5,562 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

     All officers and two directors of the Fund are employees of the Investment Manager and/or the Investment Adviser.

3.   PORTFOLIO ACTIVITY AND TAX INFORMATION

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000 aggregated $39,142,993 and $41,973,864 respectively. The federal income tax cost basis of the Fund's investments at February 29, 2000 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $6,640,353 and $1,922,013, respectively, resulting in a net unrealized appreciation on investments of $4,718,340.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

4.   BANK LOAN

     The Fund has borrowed $20,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with ING Baring (U.S.) Capital LLC. The interest rate on the loan is 8.03375% and the maturity date is May 22, 2000. The collateral for the loan was valued at $66,488,725 on February 29, 2000 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of not less than 300%.

5.   LOAN PARTICIPATIONS/ASSIGNMENTS

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at February 29, 2000 was $6,264,101.

     In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

6.   "WHEN AND IF" ISSUED BONDS

     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if " issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if " issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if " issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

7.   CREDIT AND MARKET RISK

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At February 29, 2000, the Fund has a concentration risk in sovereign debt of emerging market countries.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Notes to Financial Statements (unaudited) (concluded)

7.   CREDIT AND MARKET RISK (CONTINUED)

     The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

8.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of February 29, 2000, the Fund has an outstanding contract to sell 115,500,000 Japanese Yen for U.S. $1,144,698 for a scheduled settlement on March 7, 2000.

9.   DIVIDEND SUBSEQUENT TO FEBRUARY 29, 2000

     On March 1, 2000, the Board of Directors of the Fund declared a dividend of $.4125 per share, from net investment income, payable on March 31, 2000 to shareholders of record March 14, 2000.

10. CAPITAL LOSS CARRYFORWARD

     At August 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $3,667,000, available to offset future capital gains through August 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Financial Highlights

Selected data per share of common stock outstanding throughout each year:

                                                 PERIOD ENDED                     YEAR ENDED AUGUST 31,
                                                FEBRUARY 29, 2000   -----------------------------------------------
                                                   (UNAUDITED)      1999          1998           1997        1996
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.............     $11.16        $ 7.83        $21.89        $18.04       $13.38
                                                      ------        ------        ------        ------       ------
Net investment income............................       0.78          1.88          2.02          2.10         2.24
Net realized gain (loss) and change in
   unrealized appreciation (depreciation) on
   securities and foreign currency translations..       2.34          3.83        (10.84)         5.00         4.10
                                                      ------        ------        ------        ------       ------
Total from investment operations.................       3.12          5.71         (8.82)         7.10         6.34
                                                      ------        ------        ------         -----       ------
Dividends and distributions to shareholders from:
   Net investment income.........................      (0.83)        (2.41)        (2.03)        (2.19)       (1.65)
   Net realized capital gains....................       --            --           (2.98)        (1.06)       (0.03)
   Capital.......................................       --           (0.02)          --            --           --
Distributions in excess of net realized
   capital gains.................................       --            --           (0.23)          --           --
                                                      ------        ------        ------        ------       ------
Total dividends and distributions to
   shareholders..................................      (0.83)        (2.43)        (5.24)        (3.25)       (1.68)
                                                      ------        ------        ------        ------       ------
Increase in net asset value due to shares issued
   on reinvestment of dividends..................       --            0.05           --           --           --
                                                      ------        ------        ------         -----       ------
Net increase (decrease) in net asset value.......       2.29          3.33        (14.06)         3.85         4.66
                                                      ------        ------        ------         ------      ------
Net asset value, end of period...................     $13.45        $11.16        $ 7.83        $21.89       $18.04
                                                      ======        ======        ======      =========      ======
Per share market value, end of period............   $11.6875        $12.50        $ 9.50      $19.4375      $16.625
                                                    ========        ======        ======      =========     =======
Total investment return based on market
   price per share (a)...........................       0.48%        62.97%       -35.00%        39.18%       42.46%
Ratios to Average Net Assets:
   Total expenses, including
    interest expense.............................       4.97%(b)      5.03%         3.79%         3.58%        4.41%
   Total expenses, excluding
    interest expense (operating expenses)........       1.78%(b)      1.85%         1.73%         1.70%        1.87%
   Net investment income.........................      12.77%(b)     18.13%        11.56%        10.44%       14.34%
Supplemental Data:
   Net assets, end of period.....................$53,971,754   $44,376,592   $29,522,593   $76,873,572  $63,349,266
   Portfolio turnover rate.......................         61%           87%          141%          112%          98%
   Bank loan outstanding, end of period..........$20,000,000   $20,000,000   $20,000,000   $20,000,000  $20,000,000
   Interest rate on bank loan, end of period.....    8.03375%      7.17875%      6.28125%         6.50%     6.60156%
   Weighted average bank loan....................$20,000,000   $20,000,000   $20,000,000   $20,000,000  $20,000,000
   Weighted average interest rate................       7.73%         6.48%         6.44%         6.64%        6.96%

------------
(a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

(b) Annualized.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Selected Quarterly Financial Information

Summary of quarterly results of operations (unaudited)*

                                                                                NET REALIZED GAIN
                                                                                (LOSS) & CHANGE IN
                                                      NET INVESTMENT             NET UNREALIZED
                                                          INCOME           APPRECIATION (DEPRECIATION)
                                                   --------------------    ---------------------------
                                                                   PER                        PER
QUARTERS ENDED                                      TOTAL         SHARE        TOTAL         SHARE
------------------------------------------------------------------------------------------------------
November 30, 1995...........................       $1,859        $0.53        $1,412         $0.40
February 29, 1996...........................        1,989         0.57         5,477          1.56
May 31, 1996................................        2,070         0.58         4,137          1.18
August 31, 1996.............................        1,933         0.56         3,379          0.96
November 30, 1996...........................        1,978         0.56         8,841          2.52
February 28, 1997...........................        1,840         0.53         3,833          1.09
May 31, 1997................................        1,803         0.51           951          0.27
August 31, 1997.............................        1,744         0.50         3,923          1.12
November 30, 1997...........................        1,668         0.47        (5,181)        (1.47)
February 27, 1998...........................        1,827         0.51           491          0.14
May 29, 1998................................        1,996         0.53        (3,192)        (0.85)
August 31, 1998.............................        1,721         0.51       (32,372)        (8.66)
November 30, 1998...........................        2,052         0.54        13,631          3.61
February 26, 1999...........................        1,938         0.51        (4,077)        (1.08)
May 28, 1999................................        1,775         0.45         5,209          1.32
August 31, 1999.............................        1,615         0.38          (219)        (0.02)
November 30, 1999...........................        1,650         0.41         4,745          1.19
February 29, 2000...........................        1,445         0.37         4,634          1.15

*Totals expressed in thousands of dollars except per share amounts.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Other Information (unaudited)

YEAR 2000 ISSUE As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the "Year 2000" issue). It is still possible that some computer systems could malfunction in the future because of the Year 2000 issue or as a result of actions taken to address the Year 2000 issue. The Investment Adviser does not anticipate that its services or those of the Fund's other service providers will be adversely affected, but the Investment Adviser will continue to monitor the situation. If malfunctions related to the Year 2000 issue do arise, the Fund and its investments could be negatively affected.

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated
WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer,
      President and Member of the
      Board of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.
LESLIE H. GELB
      President, The Council
      on Foreign Relations
HEATH B. MCLENDON
      Co-Chairman of the Board;
      Managing Director, Salomon
      Smith Barney Inc.
      President, SSB Citi Funds
      Management LLC
RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University
JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers

WILLIAM D. CVENGROS
      Co-Chairman of the Board
HEATH B. MCLENDON
      Co-Chairman of the Board
STEPHEN J. TREADWAY
      President
LEWIS E. DAIDONE
      Executive Vice President & Treasurer
JAMES E. CRAIGE
      Executive Vice President
THOMAS K. FLANAGAN
      Executive Vice President
NEWTON SCHOTT
      Executive Vice President
PETER J. WILBY
      Executive Vice President
CHRISTINA T. SYDOR
      Secretary
ANTHONY PACE
      Controller


The Emerging Markets Income Fund Inc

      7 World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

INVESTMENT ADVISER
      PIMCO Advisors L.P.
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      EMD
--------------------------------------------------------------------------------

                 The Emerging Markets
                 Income Fund Inc

                 Semi-Annual Report
                 February 29, 2000

                 The Emerging Markets Income Fund Inc



American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

EMDSEMI 2/00



                                    PRSRT-STD

                                  U.S. POSTAGE

                                      PAID

                                 PERMIT No. 169

                                STATEN ISLAND, NY